Exhibit J-4


                         FORM OF NOTE TO BE EXECUTED BY
                    BORROWING APPLICANT TO SCANA CORPORATION


     FOR VALUE RECEIVED, the undersigned, __________________ (the "Borrower"), hereby promises to pay to the order of SCANA Corporation (the "Lender") at its principal office in Columbia, South Carolina, on demand but in any event not later than one year after the date of such loan, the principal sum set forth on the grid on the reverse side hereof or attached hereto as "Principal Amount Outstanding." This note may be prepaid in full at any time or in part from time to time without premium or penalty. The Principal Amount Outstanding shall bear interest, calculated daily, at a rate equal to [fill in rate]. Interest will be calculated on the daily Principal Amount Outstanding as indicated on the grid on the reverse side hereof or attached hereto.


                                                           --------------------
                                                            (Name of Borrower)

                                                           By:_________________
                                                           Title:______________
                                                           Date:_______________

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     Date           Loan            Principal          Rate          Interest
                 (Repayment)         Amount
                                   Outstanding
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